Schedule of Investments

The Korea Fund, Inc.

September 30, 2020 (unaudited)

Shares		Value^
COMMON STOCK—97.0%
Air Freight & Logistics—1.1%
15,728	Hyundai Glovis Co., Ltd.	$1,933,849

Auto Components—2.4%
21,783	Hyundai Mobis Co., Ltd.	4,273,472

Automobiles—7.7%
71,626	Hyundai Motor Co.	10,910,079
68,360	Kia Motors Corp.	2,741,368

		13,651,447

Banks—3.6%
56,329	Hana Financial Group, Inc.	1,353,195
81,721	KB Financial Group, Inc.	2,631,415
99,489	Shinhan Financial Group Co., Ltd.	2,334,068

		6,318,678

Biotechnology—4.6%
23,163	Celltrion, Inc. (e)	5,095,026
20,037	Hugel, Inc. (e)	3,122,677

		8,217,703

Capital Markets—1.2%
35,388	Korea Investment Holdings Co., Ltd.	2,187,132

Chemicals—7.2%
42,710	Kumho Petrochemical Co., Ltd.	4,006,770
14,149	LG Chem Ltd.	7,897,545
16,749	OCI Co., Ltd.	812,057

		12,716,372

Electronic Equipment, Instruments & Components—4.6%
4,395	LG Innotek Co., Ltd.	579,998
15,493	Samsung Electro-Mechanics Co., Ltd.	1,836,064
15,472	Samsung SDI Co., Ltd.	5,715,641

		8,131,703

Entertainment—2.7%
1,452	Big Hit Entertainment Co., Ltd. (c)(d)(e)	167,610
6,724	NCSoft Corp.	4,633,731

		4,801,341

Food & Staples Retailing—0.4%
6,380	E-MART, Inc.	770,839

Healthcare Providers & Services—0.4%
8,660	Celltrion Healthcare Co., Ltd. (e)	649,605

Hotels, Restaurants & Leisure—0.4%
40,808	Kangwon Land, Inc.	750,252

Household Durables—0.7%
14,684	LG Electronics, Inc.	1,150,240

Industrial Conglomerates—2.6%
5,212	LG Corp.	330,930
34,344	Samsung C&T Corp.	3,082,149
6,939	SK Holdings Co., Ltd.	1,171,608

		4,584,687

Insurance—1.0%
17,516	DB Insurance Co., Ltd.	676,936
20,241	Samsung Life Insurance Co., Ltd.	1,056,349

		1,733,285

Interactive Media & Services—10.7%
73,810	AfreecaTV Co., Ltd.	3,698,299
16,882	Kakao Corp.	5,249,518
39,637	NAVER Corp.	10,072,600

		19,020,417

Shares		Value^
Life Sciences Tools & Services—0.6%
1,898	Samsung Biologics Co., Ltd. (a)(e)	1,118,942

Metals & Mining—2.8%
2,792	Korea Zinc Co., Ltd.	901,097
24,506	POSCO	4,102,639

		5,003,736

Multi-Line Retail—0.4%
4,344	Shinsegae, Inc.	785,993

Oil, Gas & Consumable Fuels—2.9%
43,121	SK Innovation Co., Ltd.	5,110,526

Personal Products—3.8%
5,495	LG Household & Health Care Ltd.	6,781,133

Pharmaceuticals—1.0%
6,073	SK Biopharmaceuticals Co., Ltd. (e)	812,676
17,685	Yuhan Corp.	971,267

		1,783,943

Road & Rail—2.1%
24,235	CJ Logistics Corp. (e)	3,674,674

Semiconductors & Semiconductor Equipment—7.7%
41,788	ITM Semiconductor Co., Ltd. (e)	2,068,328
184,970	Seoul Viosys Co., Ltd.	3,002,858
120,626	SK Hynix, Inc.	8,646,798

		13,717,984

Technology Hardware, Storage & Peripherals—24.4%
870,320	Samsung Electronics Co., Ltd.	43,206,277

Total Common Stock (cost-$107,129,603)		172,074,230

PREFERRED STOCK—2.3%
Chemicals—2.0%
12,634	LG Chem Ltd.	3,450,110

Personal Products—0.3%
990	LG Household & Health Care Ltd.	598,181

Total Preferred Stock (cost-$3,048,458)		4,048,291

Total Investments (cost-$110,178,061) (b)(f)—99.3%		176,122,521

Other assets less liabilities—0.7%		1,170,273

Net Assets—100.0%		$177,292,794

Notes to Schedule of Investments:

^

Portfolio securities and other financial instruments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or independent pricing services. For foreign equity securities (with certain exceptions, if any), the Fund fair values its securities daily using modeling tools provided by a statistical research service. This service utilizes statistics and programs based on historical performance of markets and other economic data (which may include changes in the value of U.S. securities or security indices). Investments in mutual funds are valued at the net asset value per share (“NAV”) as reported on each business day.

Portfolio securities and other financial instruments for which market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), are fair valued, in good faith, pursuant to procedures established by the Board of Directors (the “Board”) of The Korea Fund, Inc. (the “Fund”), or persons acting at their discretion pursuant to procedures established by the Board. The Fund’s investments are valued daily and the Fund’s NAV is calculated as of the close of regular trading (normally 4:00 p.m. Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. In unusual circumstances, the Board or the Valuation Committee may in good faith determine the NAV as of 4:00 p.m., Eastern Time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost unless the Board or its Valuation Committee determines that particular circumstances dictate otherwise.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material.

(a)

144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Security with a value of $1,118,942, representing 0.6% of net assets.

(b)	Securities with an aggregate value of $175,142,235, representing 98.8% of net assets, were valued utilizing modeling tools provided by a third-party vendor.

(c)	Fair-Valued—Security with a value of $167,610, representing 0.1% of net assets.

(d)	Level 3 security.

(e)	Non-income producing.

(f)

At September 30, 2020, the cost basis of portfolio securities for federal income tax purposes was $110,775,454. Gross unrealized appreciation was $70,089,516; gross unrealized depreciation was $4,742,449; and net unrealized appreciation was $65,347,067. The difference between book and tax cost was attributable to wash sale loss deferrals.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•

Level 3 – valuations based on significant unobservable inputs (including the Investment Manager’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Fund to measure fair value during the three months ended September 30, 2020 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with accounting principles generally accepted in the United States of America.

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at September 30, 2020 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments for more detailed information on Investments in Securities):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 9/30/20
Investments in Securities—Assets
Common Stock:
Entertainment	—	$4,633,731	$167,610	$4,801,341
Pharmaceuticals	$812,676	971,267	—	1,783,943
All Other	—	165,488,946	—	165,488,946
Preferred Stock	—	4,048,291	—	4,048,291

Totals	$812,676	$175,142,235	$167,610	$176,122,521

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the three months ended September 30, 2020, was as follows:

	Beginning Balance 6/30/20	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3*	Ending Balance 9/30/20
Investments in Securities—Assets
Common Stock:
Entertainment	$—	$168,702	$—	$—	$—	$(1,092)	$—	$—	$167,610
Pharmaceuticals	214,576	—	—	—	—	598,100	—	(812,676)	—

Totals	$214,576	$168,702	$—	$—	$—	$597,008	$—	$(812,676)	$167,610

The following tables present additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at September 30, 2020:

	Ending Balance at 9/30/20	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities—Assets
Common Stock	$167,610	Market and Company Comparable	Expected Offer Price with High-Point of the Range	135,000 KRW

*	Transferred out of Level 3 and into Level 1 because exchange traded price was available at September 30, 2020.

The net change in unrealized appreciation/depreciation of Level 3 investments which the Fund held at September 30, 2020 was $(1,092).